Exhibit 32.1
                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the Annual Report of Symbollon Pharmaceuticals, Inc. (the Company) on Form 10-KSB/A for the year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Jack H. Kessler, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 2, 2005             /s/ Jack H. Kessler
                              -----------------------------------
                              Jack H. Kessler
                              Chief Executive Officer